                                                                 EXHIBIT (h)(38)

                               FIRST AMENDMENT TO
                             FUNDS TRADING AGREEMENT

This First Amendment, dated as of the first day of July, 2003, by and among ONE GROUP MUTUAL FUNDS ("One Group"), BANC ONE INVESTMENT ADVISORS CORPORATION ("BOIA"); Bank One Trust Company, N.A. ("BOTC") and FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ("FIIOC"). Terms used in this First Amendment and not defined herein are used with the meanings given them in the Agreement.

                                   WITNESSETH:

     WHEREAS, the Parties heretofore entered into a FUNDS TRADING AGREEMENT dated August 21, 2000, as Supplemented by the Supplement to Funds Trading Agreement dated February 22, 2001 (together, the "Agreement"), regarding the purchase and redemption of shares of the Funds by certain qualified employee benefit plans for which FIIOC provides administrative and recordkeeping services (individually, the "Plan" and collectively, the "Plans"); and

     WHEREAS, the Parties desire to amend certain provisions of the Agreement in accordance with the provisions of Section 20 thereof.

     NOW THEREFORE, in consideration of the above premises, the Parties hereby agree as follows:

1. The notice addresses for One Group and FIIOC in Section 19 of the agreement are hereby replaced with the following:

   "If to One Group:
           One Group Mutual Funds
           1111 Polaris Parkway, Suite 2-G/J/L
           Columbus, OH 43271-1235
           AttnChief Operating Officer

   "If to FIIOC:
           100 Salem Street
           Mail Zone O3P1
           Smithfield, RI  02917
           Attn:    Contract Risk Management"

2. Exhibit A is entirely replaced with the Exhibit A attached hereto.

3. Except as expressly provided herein, all provisions of the Agreement remain in effect.

     IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

FIDELITY INVESTMENTS INSTITUTIONAL                  ONE GROUP
OPERATIONS COMPANY, INC.                            MUTUAL FUNDS


By: /s/ Don Holborn                                 By: /s/ Robert L. Young
    ---------------                                     -------------------
Don Holborn                                         Robert L. Young
Executive Vice President                            Name and Title



BANC ONE INVESTMENT                                 BANK ONE TRUST
ADVISORS CORPORATION                                COMPANY


By: /s/ Mark A. Beeson                              By: /s/ Jeffrey J. Kargl
    ------------------                                  ---------------------
Mark A. Beeson                                      Jeferrey L. Kargl
Name and Title                                      Name and Title

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                                    EXHIBIT A

                                      FUNDS
                                      -----

NON-PROGRAM
-----------

Fund: One Group Bond Fund: Class A Shares
Cusip: 68231N776
Ticker Symbol: PGBOX

Fund: One Group International Equity Index Fund: Class A Shares
Cusip: 681937561
Ticker Symbol: OEIAX

Fund: One Group Mid Cap Growth Fund: Class A Shares
Cusip: 681937728
Ticker Symbol: OSGIX

Fund: One Group Small Cap Value Fund: Class A Shares
Cusip: 68231N305
Ticker Symbol: PSQAX

PROGRAM
-------

Fund: One Group Prime Money Market Fund: Class A
Cusip: 681937504
Ticker Symbol: HPIXX

Fund: One Group U.S. Treasury Securities Money Market Fund: Class A
Cusip: 681937207
Ticker Symbol: HTIXX

Fund: One Group High Yield Bond Fund: Class A Shares
Cusip: 68231N107
Ticker Symbol: OHYAX

Fund: One Group Income Bond Fund: Class A Shares
Cusip: 681937652
Ticker Symbol: ONIAX

Fund: One Group Bond Fund: Class A Shares
Cusip:  68231N776
Ticker Symbol: PGBOX

Fund: One Group Government Bond Fund: Class A Shares
Cusip: 681937330
Ticker Symbol: OGGAX

Fund: One Group Intermediate Bond Fund: Class A Shares
Cusip: 681937264
Ticker Symbol: OGBAX

Fund: One Group Short-Term Bond Fund: Class A Shares
Cusip: 681937629
Ticker Symbol: OGLVX

Fund: One Group Investor Growth Fund: Class A Shares
Cusip: 681939674
Ticker Symbol: ONGAX

Fund: One Group Investor Growth & Income Fund: Class A Shares
Cusip: 681939617
Ticker Symbol: ONGIX

Fund: One Group Investor Balanced Fund: Class A Shares
Cusip: 681939575
Ticker Symbol: OGIAX

Fund: One Group Investor Conservative Growth Fund: Class A Shares
Cusip: 681939641
Ticker Symbol: OICAX

Fund: One Group Diversified International Fund: Class A Shares
Cusip: 68231N867
Ticker Symbol: PGIEX

Fund: One Group International Equity Index Fund: Class A Shares
Cusip: 681937561
Ticker Symbol: OEIAX

Fund: One Group Small Cap Growth Fund: Class A Shares
Cusip: 681939849
Ticker Symbol: PGSGX

Fund: One Group Small Cap Value Fund: Class A Shares
Cusip: 68231N305
Ticker Symbol: PSOAX

Fund: One Group Mid Cap Growth Fund: Class A Shares
Cusip: 681937728
Ticker Symbol: OSGIX

Fund: One Group Mid Cap Value Fund: Class A Shares
Cusip: 681937751
Ticker Symbol: OGDIX

Fund: One Group Market Expansion Index Fund: Class A Shares
Cusip: 68231N826
Ticker Symbol: N/A

Fund: One Group Large Cap Growth Fund: Class A Shares
Cusip: 681937249
Ticker Symbol: OLGAX

Fund: One Group Large Cap Value Fund: Class A Shares
Cusip: 681937876
Ticker Symbol: OLVAX

Fund: One Group Diversified Equity Fund: Class A Shares
Cusip: 681939815
Ticker Symbol: PAVGX

Fund: One Group Equity Index Fund: Class A Shares
Cusip: 681937827
Ticker Symbol: OGEAX

Fund: One Group Equity Income Fund: Class A Shares
Cusip: 681937785
Ticker Symbol: OIEIX

Fund: One Group Balanced Fund: Class A Shares
Cusip: 681937470
Ticker Symbol: OGASX

Fund: One Group Diversified Mid Cap Fund: Class A Shares
Cusip: 68231N875
Ticker Symbol: WOOPX

Fund: One Group Mortgage-Backed Securities Fund: Class A Shares
Cusip: 68231N172
Ticker Symbol: OMBIX

Fund: One Group Technology Fund: Class A Shares
Cusip: 68231N230
Ticker Symbol: N/A

Fund: One Group Ultra Short Term Bond Fund: Class A Shares
Cusip: 681937322
Ticker Symbol: HLGFX

Fund: One Group Balanced Fund: Class I Shares
Cusip: 681937488
Ticker Symbol: HLBAX

Fund: One Group Bond Fund: Class I Shares
Cusip: 68231N743
Ticker Symbol: WOBDX

Fund: One Group Diversified Equity Fund: Class I Shares
Cusip: 681939781
Ticker Symbol: OGVFX

Fund: One Group Diversified International Fund: Class I Shares
Cusip:  68231N834
Ticker Symbol:  WOIEX

Fund: One Group Diversified Mid Cap Fund: Class I Shares
Cusip: 68231N875
Ticker Symbol: WOOPX

Fund: One Group Equity Income Fund: Class I Shares
Cusip: 681937793
Ticker Symbol: HLIEX

Fund: One Group Equity Index Fund: Class I Shares
Cusip: 681937835
Ticker Symbol: HLEIX

Fund: One Group Government Bond Fund: Class I Shares
Cusip: 681937348
Ticker Symbol: HLGAX

Fund: One Group High Yield Bond Fund: Class I Shares
Cusip: 68231N131
Ticker Symbol: OHYFX

Fund: One Group Income Bond Fund: Class I Shares
Cusip: 681937660
Ticker Symbol: HLIPX

Fund: One Group Intermediate Bond Fund: Class I Shares
Cusip: 681937272
Ticker Symbol: SEIFX

Fund: One Group International Equity Index Fund: Class I Shares
Cusip: 681937579
Ticker Symbol: OIEAX

Fund: One Group Investor Balanced Fund: Class I Shares
Cusip: 681939559
Ticker Symbol: OIBFX

Fund:  One Group Investor Conservative Growth Fund: Class I Shares
Cusip: 681939625
Ticker Symbol: ONCFX

Fund: One Group Investor Growth & Income Fund: Class I Shares
Cusip: 681939583
Ticker Symbol: ONGFX

Fund: One Group Investor Growth Fund: Class I Shares
Cusip: 681939658
Ticker Symbol: ONIFX

Fund: One Group Large Cap Growth Fund: Class I Shares
Cusip: 681937256
Ticker Symbol: SEEGX

Fund: One Group Large Cap Value Fund: Class I Shares
Cusip: 681937884
Ticker Symbol: HLQVX

Fund: One Group Market Expansion Index Fund: Class I Shares
Cusip: 68231N784
Ticker Symbol: PGMIX

Fund: One Group Mid Cap Growth Fund: Class I Shares
Cusip: 681937736
Ticker Symbol: HLGEX

Fund: One Group Mid Cap Value Fund: Class I Shares
Cusip: 681937769
Ticker Symbol: HLDEX

Fund: One Group Mortgage-Backed Securities Fund: Class I Shares
Cusip: 68231N172
Ticker Symbol: OMBIX

Fund: One Group Prime Money Market Fund: Class I Shares
Cusip: 681937405
Ticker Symbol: HLPXX

Fund: One Group Short-Term Bond Fund: Class I Shares
Cusip: 681937637
Ticker Symbol: HLLVX

Fund: One Group Small Cap Growth Fund: Class I Shares
Cusip: 681939823
Ticker Symbol: OGGFX

Fund: One Group Small Cap Value Fund: Class I Shares
Cusip: 68231N602
Ticker Symbol: PSOPX

Fund: One Group Technology Fund: Class I Shares
Cusip: 68231N230
Ticker Symbol: N/A

Fund: One Group U.S. Treasury Securities Money Market Fund: Class I Shares
Cusip: 681937108
Ticker Symbol: HGOXX

Fund: One Group Ultra Short Term Bond Fund: Class I Shares
Cusip: 681937322
Ticker Symbol: HLGFX